UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

SA FUNDS - INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)
_________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration No.:

	(3)	Filing Party:

	(4)	Date Filed:

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E53231-S78485	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve new investment advisory and administrative services agreements between the Trust, on behalf of each Fund, and the Adviser.	☐	☐	☐

2.	To approve new sub-advisory agreements by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and the Sub-Adviser.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and President's Letter are available at www.proxyvote.com.

E53232-S78485

SA FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of SA Funds - Investment Trust (the "Trust") hereby appoints Alexander B. Potts, Michael Clinton and Marcy Tsagarakis, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on November 16, 2018 at the Special Meeting of Shareholders to be held at the office of LWI Financial Inc. (Loring Ward), 10 Almaden Blvd., 15th Floor, San Jose, California 95113 on January 29, 2019 at 10:00 AM Pacific Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E53233-S78485	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

1.	To approve new investment advisory and administrative services agreements between the Trust, on behalf of each Fund, and the Adviser.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and President's Letter are available at www.proxyvote.com.

E53234-S78485

SA FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of SA Funds - Investment Trust (the "Trust") hereby appoints Alexander B. Potts, Michael Clinton and Marcy Tsagarakis, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on November 16, 2018 at the Special Meeting of Shareholders to be held at the office of LWI Financial Inc. (Loring Ward), 10 Almaden Blvd., 15th Floor, San Jose, California 95113 on January 29, 2019 at 10:00 AM Pacific Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

PLEASE SIGN AND DATE ON THE REVERSE SIDE